UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2020

Amerant Bancorp Inc

(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle

Coral Gables, Florida 33134

(Address of principal executive offices)

(305) 460-8728

(Registrant’s telephone number, including area code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On December 7, 2020, Amerant Bancorp Inc. (“Amerant”) issued a press release announcing that it has adjusted the price range of its tender offer to purchase up to $50.0 million in aggregate purchase price of its issued and outstanding shares of Class B common stock, par value $0.10 per share (each, a “Share” and, collectively, the “Shares”), or such lesser aggregate purchase price of Shares as are properly tendered and not properly withdrawn. Following the adjustment, the purchase price in the tender offer shall not be greater than $12.55 nor less than $11.05 per Share to the tendering shareholders in cash, less any applicable withholding taxes and without interest, with the exact price to be determined through a “modified Dutch auction” pricing mechanism. The aggregate tender offer purchase price of up to $50.0 million remains unchanged. The expiration date of the tender offer also remains unchanged, and is currently scheduled for 11:59 p.m., New York City time, on December 18, 2020, unless the offer is extended or terminated. The full terms and conditions of the tender offer are discussed in the Offer to Purchase, dated November 20, 2020 (as amended and supplemented to the date hereof, “Offer to Purchase”), and the associated Letter of Transmittal and other materials relating to the tender offer that Amerant initially filed on November 20, 2020 (each as amended) with the Securities and Exchange Commission.

A copy of the press release relating to the announcement of the adjustment to the price range of the tender offer is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated December 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amerant Bancorp Inc.

Date: December 7, 2020	By:	/s/ Julio V. Pena
Julio V. Pena
Senior Vice President and Assistant Corporate Secretary